UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontier Funds, Inc.

(Exact name of registrant as specified in charter)

400 Skokie Blvd.

Suite 500

Northbrook, IL 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Global Sustainable Fund

Frontier MFG Core Infrastructure Fund

Frontier MFG Select Infrastructure Fund

Frontier HyperiUS Global Equity Fund

Frontegra Asset Management, Inc.

December 31, 2021

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	3
Investment Highlights	5
Frontier MFG Global Sustainable Fund
Report from MFG Asset Management	7
Investment Highlights	8
Frontier MFG Core Infrastructure Fund and Frontier MFG Select Infrastructure Fund
Report from MFG Asset Management	9
Investment Highlights	11
Expense Example	13
Schedules of Investments
Frontier MFG Global Equity Fund	16
Frontier MFG Global Plus Fund	18
Frontier MFG Global Sustainable Fund	20
Frontier MFG Core Infrastructure Fund	22
Frontier MFG Select Infrastructure Fund	25
Frontier HyperiUS Global Equity Fund	27
Statements of Assets and Liabilities	29
Statements of Operations	31
Statements of Changes in Net Assets	33
Financial Highlights	36
Notes to Financial Statements	46
Board of Directors' Approval of Advisory and Subadvisory Agreements	55

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2021. The S&P 500 Index was up 11.67%. International stocks, as measured by the MSCI EAFE Index, returned 2.24% over the six-month period.

Fund Results

The Frontier MFG Global Equity Fund, Institutional Class, managed by MFG Asset Management ("MFG"), returned 3.84% (net) versus the MSCI World Index (Net) return of 7.76% for the six-month period ending December 31, 2021.

The Frontier MFG Global Plus Fund, Institutional Class, also managed by MFG, returned 3.80% (net) versus the MSCI World Index (Net) return of 7.76% for the six-month period ending December 31, 2021. The Service Class shares returned 3.77% (net) over the same time period.

The Frontier MFG Global Sustainable Fund, Institutional Class, also managed by MFG, returned 5.99% (net) versus the MSCI World Index (Net) return of 7.76% for the six-month period ending December 31, 2021. The Service Class shares returned 5.94% (net) over the same time period.

For the six-month period ending December 31, 2021, the Frontier MFG Core Infrastructure Fund, Institutional Class, also managed by MFG, returned 7.50% (net) versus the S&P Global Infrastructure Index return of 6.14%. The Service Class shares returned 7.37% (net) over the same time period.

For the six-month period ending December 31, 2021, the Frontier MFG Select Infrastructure Fund, Institutional Class, also managed by MFG, returned 7.75% (net) versus the S&P Global Infrastructure Index return of 6.14%. The Service Class shares returned 7.66% (net) over the same time period.

For the period from December 15, 2021, (inception), through December 31, 2021, the Frontier HyperiUS Global Equity Fund, managed by Hyperion Asset Management Limited (doing business as H.A.M.L.), returned 2.60% (net) versus the MSCI World Index (Net) return of 1.83%.

Market Review

In the second half of 2021, stock markets ended up but experienced increased volatility. The threat of inflation continues to loom on the horizon, and investors are split on whether the increases seen in recent months will ultimately be transitory or structural. Additionally, fallout from the "great resignation" continues, casting doubt on future employment figures. Finally, the rise of the Omicron variant in the fourth quarter of 2021 spoiled the burgeoning bounce-back in those sectors most adversely impacted by COVID-19 during the prior two years, leaving many to wonder when the world will return to the pre-pandemic normalcy.

We will continue to oversee the management of the Frontier Funds with the thoughtfulness and skill our shareholders have come to expect. As always, we appreciate your investment and continued confidence in us.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund (Institutional Class) returned 3.84%, net of fees, for the six-month period ending December 31, 2021, while the Frontier MFG Global Plus Fund (Institutional Class) returned 3.80%, net of fees, for the same time period. Both Funds underperformed the 7.76% return of their benchmark, the MSCI World Index (Net). For the year, the Global Equity Fund returned 13.26%, net of fees, and the Global Plus Fund returned 13.15%, net of fees, compared to the benchmark return of 21.82%.

Global stocks rose over the six months ending December 31st after government and central bank stimulus helped economies recover from the pandemic, vaccines proved effective in reducing the virulence of a new COVID-19 strain, and tech stocks reported bumper earnings.

The Funds both recorded a positive return for the six months. The biggest contributors in local currency terms were the investments in Microsoft, Alphabet, the owner of Google, and Yum! Brands. Microsoft and Alphabet gained after they reported profit and revenue increases that showed how much they had benefited from the shift to online during the pandemic, while Congress, the courts and regulators failed to make any watershed regulatory laws, decisions or moves against technology companies. Yum! Brands jumped after the owner of KFC, Pizza Hut and Taco Bell, reported higher-than-expected same-store growth of 23% and unit growth of 2% for the June quarter and raised unit guidance.

The biggest detractors were the investments in Alibaba Group, Tencent Holdings and Meta Platforms. Alibaba and Tencent fell after Chinese authorities stepped up regulatory scrutiny of the country's largest companies, Tencent in particular, when they cracked down on gaming. Meta fell after the renamed Facebook warned revenues in the fourth quarter will be knocked further by Apple's privacy changes that restrict its ad-targeting, its third-quarter revenues fell short of expectations on Apple's restrictions, and a former employee exposed issues at the social-media company including that it was losing younger audiences.

Fund Outlook and Strategy

In the next 18 months or so, we see two broad scenarios that could occur. Both appear equally likely.

The first is a grind higher in equity returns, driven by a smooth transition to slower economic growth on the back of a modest withdrawal of record levels of fiscal and monetary accommodation. In this scenario, equity returns will be attractive but below those achieved in recent years. The second scenario is a market slump. As well as the well-known risk of higher inflation and policy interest rates, this could also be driven by COVID variants, slower-than-expected Chinese growth or tensions in the Middle East that disrupt global energy supplies. Importantly, these risks could occur around the same time.

In the medium term, we believe that investors should be prepared for returns that are below those recorded in the past 20 or so years that have been helped along by a sustained reduction in interest rates. COVID-19 has not changed the longer-term economic outlook and thus the global economy remains structurally low growth and low inflation, resulting in structurally low interest rates. What has changed is a steep rise in government debt and potentially a greater acceptance of central-bank-financed government deficits.

The cash holding for both Funds rose slightly to approximately 8% over the three months December 31, 2021.

Yours sincerely,

Hamish Douglass

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

This chart assumes an initial gross investment of $1,000,000 made on 12/31/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Total Return*

FOR PERIODS ENDED 12/31/21	FUND	INDEX
SIX MONTHS	3.84%	7.76%
ONE YEAR	13.26%	21.82%
FIVE YEAR AVERAGE ANNUAL	14.86%	15.03%
TEN YEAR
AVERAGE ANNUAL	13.47%	12.70%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.84%
NET EXPENSE RATIO	0.80%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/21	FUND	INDEX
SIX MONTHS	3.80%	7.76%
ONE YEAR	13.15%	21.82%
FIVE YEAR AVERAGE ANNUAL	14.83%	15.03%
AVERAGE ANNUAL SINCE INCEPTION	11.13%	11.23%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.87%
NET EXPENSE RATIO	0.80%

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Sustainable Fund is to seek attractive risk-adjusted returns over the medium to long-term while reducing the risk of permanent capital loss.

Performance Review

The Frontier MFG Global Sustainable Fund, Institutional Class, returned 5.99%, net of fees, for the six-month period ending December 31, 2021. The Fund underperformed the 7.76% return of the benchmark, the MSCI World Index (Net). For the year, the Fund returned 15.84%, net of fees, compared to the benchmark return of 21.82%.

Global stocks rose over the six months ending December 31st after government and central bank stimulus helped economies recover from the pandemic, vaccines proved effective in reducing the virulence of a new COVID-19 strain, and tech stocks reported bumper earnings.

The Fund recorded a positive return for the six months. The biggest contributors in local currency terms were the investments in Microsoft, Alphabet, the owner of Google, and Sydney Airport. Microsoft and Alphabet gained after they reported profit and revenue increases that showed how much they had benefited from the shift to online during the pandemic, and Congress, the courts and regulators failed to make any watershed regulatory laws, decisions or moves against technology companies. Sydney Airport surged following a A$24 billion takeover offer from a consortium led by the infrastructure manager IFM.

The biggest detractors were the investments in Alibaba Group, Tencent Holdings and Meta Platforms. Alibaba and Tencent fell after Chinese authorities stepped up regulatory scrutiny of the country's largest companies, Tencent in particular, when they cracked down on gaming. Meta fell after the renamed Facebook warned revenues in the fourth quarter will be knocked further by Apple's privacy changes that restrict its ad-targeting, its third-quarter revenues fell short of expectations on Apple's restrictions, and a former employee exposed issues at the social-media company including that it was losing younger audiences.

Fund Outlook and Strategy

In the next 18 months or so, we see two broad scenarios that could occur. Both appear equally likely.

The first is a grind higher in equity returns, driven by a smooth transition to slower economic growth on the back of a modest withdrawal of record levels of fiscal and monetary accommodation. In this scenario, equity returns will be attractive but below those achieved in recent years. The second scenario is a market slump. As well as the well-known risk of higher inflation and policy interest rates, this could also be driven by new COVID-19 variants, slower-than-expected Chinese growth or tensions in the Middle East that disrupt global energy supplies. Importantly, these risks could occur around the same time.

In the medium term, we believe that investors should be prepared for returns that are below those recorded in the past 20 or so years that have been helped along by a sustained reduction in interest rates. COVID-19 has not changed the longer-term economic outlook and thus the global economy remains structurally low growth and low inflation, resulting in structurally low interest rates. What has changed is a steep rise in government debt and potentially a greater acceptance of central-bank-financed government deficits.

Yours sincerely,

Domenico Giuliano

Portfolio Manager

MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  10/9/19 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 10/9/19 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/21	FUND	INDEX
SIX MONTHS	5.99%	7.76%
ONE YEAR	15.84%	21.82%
AVERAGE ANNUAL SINCE INCEPTION	14.42%	22.19%
Institutional Class Expenses
GROSS EXPENSE RATIO	2.03%
NET EXPENSE RATIO	0.80%

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier MFG Select Infrastructure Fund is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The objectives for both Funds are measured against the S&P Global Infrastructure Index.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned 7.50%, net of fees, for the six-month period ending December 31, 2021. The Fund's return outperformed the 6.14% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned 13.83%, net of fees, compared to the benchmark's return of 11.87%.

The Frontier MFG Select Infrastructure Fund, Institutional Class, returned 7.75%, net of fees, for the six-month period ending December 31, 2021. The Fund's return outperformed the 6.14% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned 12.75%, net of fees, compared to the benchmark's return of 11.87%.

Both Funds recorded a positive return for the six-month period. One of the largest contributors to both Funds in local currency terms over the six months ending December 31, 2021, was Sydney Airport of Australia. Sydney Airport surged following a A$24 billion takeover offer from a consortium led by the infrastructure manager IFM.

Other contributors to the Core Infrastructure Fund included National Grid of the UK and SBA Communications of the U.S. National Grid surged after the electricity utility announced underlying operating profit in the first half soared by a higher-than-expected 47% to 1.41 billion pounds and the company said it expects to deliver full-year underlying earnings "significantly above the top end of the 5% to 7% range" thanks to the earlier-than-expected commissioning of a new interconnector and higher auction prices across the interconnector portfolio. SBA rose after the real estate investment trust that owns and operates wireless infrastructure reported second- and third-quarter earnings that beat analyst expectations for revenue and adjusted funds from operations per share.

Other contributors to the Select Infrastructure Fund included investments in Red Eléctrica of Spain and Spark Infrastructure of Australia. Red Eléctrica, which operates Spain's electricity grid, performed strongly as the market applauded its first-quarter result that showed profit rose 4.9% from a year earlier and warmed to its locked-in regulatory outlook and resilience to rising energy prices in Europe. Spark rose after the electricity transmission company received a A$5.2 billion takeover offer from the Ontario Teachers' Pension Plan Board and Kohlberg Kravis Roberts.

One of the largest detractors in both Funds over the six months ending December 31, 2021, was Royal Vopak of the Netherlands. Vopak slid after the storage operator's earnings report for the second quarter disappointed, occupancy rates in its terminals were lower and the backwardation in oil markets continued.

Cellnex Telecom of Spain and Pinnacle West Capital of the U.S. also detracted from the Core Infrastructure Fund. Cellnex slid on concerns that eurozone inflation will stay elevated and hurt the company's real earnings power while boosting the risk of higher long-term policy rates. Pinnacle West declined after the Arizona Corporation Commission cut the electricity utility's authorised return on equity more sharply than expected and disallowed recovery of pollution control costs related to one of the company's coal-fired power stations.

Transurban of Australia was the only other detractor from the Select Infrastructure Fund. Transurban fell as rising COVID-19 infections led to lockdowns and investors priced in interest rate rises sooner than had been flagged previously by the Reserve Bank of Australia after a report showed inflation reached 3% in the 12 months ending September 30th, the ceiling of the central bank's target. The company also reached a larger-than-expected settlement with the Victorian government and its contractors regarding the allocation of cost overruns on its West Gate Tunnel project.

Fund Outlook and Strategy

Notwithstanding our expectations for greater volatility in the short to medium term driven by the COVID-19 crisis and potential interest rate volatility, we are confident that the underlying businesses that we have included in our defined universe and in our investment strategy will prove resilient over the longer term. We regard the businesses that we invest in to be of high quality and, while short-term movements in share prices reflect issues of the day, we expect that share prices in the longer term will reflect the underlying cash flows leading to investment returns consistent with our expectations.

The strategy seeks to provide investors with attractive risk-adjusted returns from infrastructure securities. It does this by investing in a portfolio of listed infrastructure companies that meet our strict definition of infrastructure. We believe that infrastructure assets, with requisite earnings reliability and a linkage of earnings to inflation, offer attractive, long-term investment propositions. Furthermore, given the resilient nature of earnings and the structural linkage of those earnings to inflation, investment returns generated by infrastructure stocks are different from standard asset classes and offer investors diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them attractive, and an investment in listed infrastructure can be expected to reward patient investors with a long-term time frame.

Sincerely,

Gerald Stack	David Costello
Portfolio Manager, Core and Select Infrastructure Funds	Portfolio Manager, Core Infrastructure Fund
MFG Asset Management	MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.50% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/21	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	7.50%	7.76%	6.14%
ONE YEAR	13.83%	21.82%	11.87%
FIVE YEAR AVERAGE	10.04%	15.03%	7.79%
AVERAGE ANNUAL SINCE INCEPTION	9.94%	12.38%	7.69%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.58%
NET EXPENSE RATIO	0.50%

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  7/2/18 commencement of operations.

This chart assumes an initial gross investment of $1,000,000 made on 7/2/18 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2023, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/21	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	7.75%	7.76%	6.14%
ONE YEAR	12.75%	21.82%	11.87%
AVERAGE ANNUAL SINCE INCEPTION	6.94%	15.27%	6.69%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.06%
NET EXPENSE RATIO	0.80%

Frontier Funds

EXPENSE EXAMPLE

December 31, 2021 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/21 – 12/31/21).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2021 (Unaudited)

	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,038.40	0.80%	$4.11
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,038.00	0.80%	$4.11
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,037.70	0.90%	$4.62
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
MFG Global Sustainable Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,059.90	0.80%	$4.15
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Sustainable Fund – Service Class
Actual Fund Return	$1,000.00	$1,059.40	0.90%	$4.67
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,075.00	0.50%	$2.62
Hypothetical 5% Return	$1,000.00	$1,022.68	0.50%	$2.55
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,073.70	0.60%	$3.14
Hypothetical 5% Return	$1,000.00	$1,022.18	0.60%	$3.06
MFG Select Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,077.50	0.80%	$4.19
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Select Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,076.60	0.95%	$4.97
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2021 (Unaudited)

	Beginning Account Value	Ending Account Value 12/31/2021	Annualized Expense Ratio	Expenses Paid During the Period
HyperiUS Global Equity Fund
Actual Fund Return**	$1,000.00	$1,026.00	0.80%	$0.38
Hypothetical 5% Return***	$1,000.00	$1,021.17	0.80%	$4.08

**  Actual expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 17/365 to reflect the most recent fiscal period end since the HyperiUS Global Equity Fund commenced operations on December 15, 2021.

***  Hypothetical expenses are equal to the Fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period commencing July 1, 2021, multiplied by 184/365 to reflect information had the HyperiUS Global Equity Fund been in operation for the entire fiscal half year.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Number of Shares		Value
COMMON STOCKS 91.9%
	China 3.2%
422,919	Alibaba Group Holding Ltd. (a)	$6,448,829
285,358	Alibaba Group Holding Ltd. - ADR (a)	33,897,677
		40,346,506
	France 1.5%
2,047	LVMH Moet Hennessy Louis Vuitton SE	1,694,278
139,413	Safran SA	17,087,953
		18,782,231
	Germany 3.7%
331,636	SAP SE	47,158,122
	Spain 1.5%
273,805	Amadeus IT Group SA (a)	18,591,371
	Switzerland 7.2%
331,412	Nestle SA	46,351,125
505,784	Novartis AG	44,561,391
		90,912,516
	United Kingdom 3.7%
535,522	Reckitt Benckiser Group PLC	45,970,229
	United States 71.1%
5,003	Alphabet, Inc. - Class A (a)	14,493,891
22,436	Alphabet, Inc. - Class C (a)	64,920,585
10,373	Amazon.com, Inc. (a)	34,587,109
220,217	Crown Castle International Corp.	45,968,096
350,058	Eversource Energy	31,848,277
363,539	Intercontinental Exchange, Inc.	49,721,229
131,412	Mastercard, Inc. - Class A	47,218,960
145,373	McDonald's Corp.	38,970,140
146,036	Meta Platforms, Inc. - Class A (a)	49,119,209
Number of Shares		Value
	United States 71.1% (continued)
326,462	Microsoft Corp.	$109,795,700
111,127	Netflix, Inc. (a)	66,947,350
328,642	PepsiCo, Inc.	57,088,402
528,298	Starbucks Corp.	61,795,017
259,958	The Procter & Gamble Co.	42,523,930
267,826	Visa, Inc. - Class A	58,040,572
328,461	WEC Energy Group, Inc.	31,883,709
484,124	Xcel Energy, Inc.	32,775,195
428,264	Yum! Brands, Inc.	59,468,739
		897,166,110
	Total Common Stocks
	(Cost $696,303,439)	1,158,927,085
Principal Amount
SHORT-TERM INVESTMENTS 8.1%
	Money Market Deposit Account 8.1%
102,105,138	U.S. Bank N.A., 0.003% (b)	102,105,138
	Total Short-Term Investments
	(Cost $102,105,138)	102,105,138
	Total Investments 100.0%
	(Cost $798,408,577)	1,261,032,223
	Other Assets in Excess of Liabilities 0.0%	270,982
	TOTAL NET ASSETS 100.0%	$1,261,303,205

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2021 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	22.3%
Consumer Discretionary	18.8
Communication Services	15.5
Consumer Staples	15.2
Utilities	7.7
Financials	3.9
Real Estate	3.6
Health Care	3.5
Industrials	1.4
Total Common Stocks	91.9
Total Short-Term Investments	8.1
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Number of Shares		Value
COMMON STOCKS 91.0%
	China 3.1%
238,905	Alibaba Group Holding Ltd. (a)	$3,642,914
162,165	Alibaba Group Holding Ltd. - ADR (a)	19,263,580
		22,906,494
	France 1.5%
1,137	LVMH Moet Hennessy Louis Vuitton SE	941,082
80,092	Safran SA	9,816,935
		10,758,017
	Germany 3.6%
187,188	SAP SE	26,617,842
	Spain 1.5%
157,810	Amadeus IT Group SA (a)	10,715,305
	Switzerland 7.1%
187,773	Nestle SA	26,261,843
285,557	Novartis AG	25,158,600
		51,420,443
	United Kingdom 3.6%
302,560	Reckitt Benckiser Group PLC	25,972,327
	United States 70.6%
2,844	Alphabet, Inc. - Class A (a)	8,239,182
12,834	Alphabet, Inc. - Class C (a)	37,136,333
5,897	Amazon.com, Inc. (a)	19,662,603
124,302	Crown Castle International Corp.	25,946,799
198,630	Eversource Energy	18,071,357
207,870	Intercontinental Exchange, Inc.	28,430,380
74,955	Mastercard, Inc. - Class A	26,932,830
82,609	McDonald's Corp.	22,144,995
83,617	Meta Platforms, Inc. - Class A (a)	28,124,578
185,921	Microsoft Corp.	62,528,951
63,472	Netflix, Inc. (a)	38,238,072
Number of Shares		Value
	United States 70.6% (continued)
188,127	PepsiCo, Inc.	$32,679,541
301,862	Starbucks Corp.	35,308,798
146,793	The Procter & Gamble Co.	24,012,399
153,083	Visa, Inc. - Class A	33,174,617
185,642	WEC Energy Group, Inc.	18,020,269
277,389	Xcel Energy, Inc.	18,779,236
245,183	Yum! Brands, Inc.	34,046,111
		511,477,051
	Total Common Stocks
	(Cost $452,159,825)	659,867,479
Principal Amount
SHORT-TERM INVESTMENTS 8.6%
	Money Market Deposit Account 8.6%
62,197,813	U.S. Bank N.A., 0.003% (b)	62,197,813
	Total Short-Term Investments
	(Cost $62,197,813)	62,197,813
	Total Investments 99.6%
	(Cost $514,357,638)	722,065,292
	Other Assets in Excess of Liabilities 0.4%	2,566,814
	TOTAL NET ASSETS 100.0%	$724,632,106

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2021 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	22.1%
Consumer Discretionary	18.6
Communication Services	15.4
Consumer Staples	15.0
Utilities	7.6
Financials	3.9
Real Estate	3.6
Health Care	3.5
Industrials	1.3
Total Common Stocks	91.0
Total Short-Term Investments	8.6
Total Investments	99.6
Other Assets in Excess of Liabilities	0.4
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Number of Shares		Value
COMMON STOCKS 89.3%
	China 3.5%
11,293	Alibaba Group Holding Ltd. - ADR (a)	$1,341,495
	Germany 5.3%
12,653	Fraport AG Frankfurt Airport Services Worldwide (a)	852,512
8,311	SAP SE	1,181,811
		2,034,323
	Spain 4.1%
5,283	Aena SME SA (a)	834,839
35,227	Red Electrica Corp. SA	763,014
		1,597,853
	Switzerland 6.8%
9,687	Nestle SA	1,354,820
14,528	Novartis AG	1,279,969
		2,634,789
	United Kingdom 6.3%
15,280	Reckitt Benckiser Group PLC	1,311,664
21,111	Unilever PLC	1,130,959
		2,442,623
	United States 63.3%
1,008	Alphabet, Inc. - Class C (a)	2,916,738
312	Amazon.com, Inc. (a)	1,040,314
338	Booking Holdings, Inc. (a)	810,940
2,206	CME Group, Inc.	503,983
6,445	Eversource Energy	586,366
7,395	Intercontinental Exchange, Inc.	1,011,414
2,250	Lowe's Companies, Inc.	581,580
3,437	Mastercard, Inc. - Class A	1,234,983
6,342	McDonald's Corp.	1,700,100
7,094	Meta Platforms, Inc. - Class A (a)	2,386,067
8,859	Microsoft Corp.	2,979,459
2,805	Netflix, Inc. (a)	1,689,845
6,859	PepsiCo, Inc.	1,191,477
5,389	The Procter & Gamble Co.	881,533
Number of Shares		Value
	United States 63.3% (continued)
20,543	U.S. Bancorp	$1,153,900
7,497	Visa, Inc. - Class A	1,624,675
4,588	Walmart, Inc.	663,838
10,834	Yum! Brands, Inc.	1,504,409
		24,461,621
	Total Common Stocks
	(Cost $29,761,941)	34,512,704
Principal Amount
SHORT-TERM INVESTMENTS 10.5%
	Money Market Depsit Account 10.5%
4,068,862	U.S. Bank N.A., 0.003% (b)	4,068,862
	Total Short-Term Investments
	(Cost $4,068,862)	4,068,862
	Total Investments 99.8%
	(Cost $33,830,803)	38,581,566
	Other Assets in Excess of Liabilities 0.2%	84,726
	TOTAL NET ASSETS 100.0%	$38,666,292

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2021 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	18.2%
Communication Services	18.1
Consumer Discretionary	18.0
Consumer Staples	16.9
Financials	6.9
Industrials	4.4
Utilities	3.5
Health Care	3.3
Total Common Stocks	89.3
Total Short-Term Investments	10.5
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.9%
	Australia 7.9%
1,551,348	APA Group	$11,354,520
1,259,216	Atlas Arteria Ltd.	6,339,688
4,889,232	AusNet Services Ltd.	9,141,877
3,366,762	Sydney Airport	21,261,491
2,927,664	Transurban Group	29,436,817
		77,534,393
	Canada 14.8%
876,237	Algonquin Power & Utilities Corp.	12,655,718
253,590	Canadian Utilities Ltd. - Class A	7,355,403
338,333	Emera, Inc.	16,909,295
758,350	Enbridge, Inc.	29,621,782
610,881	Fortis, Inc. (a)	29,473,155
769,146	Hydro One Ltd.	20,010,747
635,071	TC Energy Corp.	29,535,734
		145,561,834
	Chile 0.1%
6,320,474	Aguas Andinas SA - Class A	1,149,851
	France 5.9%
127,554	Aeroports de Paris	16,453,428
724,846	Getlink SE (a)	12,015,436
281,642	Vinci SA	29,791,493
		58,260,357
	Germany 0.8%
116,277	Fraport AG Frankfurt Airport Services Worldwide (a)	7,834,318
	Hong Kong 1.8%
2,826,573	Power Assets Holdings Ltd.	17,617,258
Number of Shares		Value
	Italy 6.3%
252,501	ACEA SpA	$5,392,974
593,801	Enav SpA	2,656,843
1,062,902	Italgas SpA	7,323,598
4,241,172	Snam SpA	25,591,406
2,595,945	Terna SpA	21,025,278
		61,990,099
	Mexico 2.2%
445,568	Grupo Aeroportuario del Centro Norte SAB de CV (a)	2,994,318
573,545	Grupo Aeroportuario del Pacifico SAB de CV - Class B	7,921,030
345,580	Grupo Aeroportuario del Sureste SAB de CV - Class B (a)	7,124,597
478,776	Promotora y Operadora de Infraestructura SAB de CV	3,735,648
		21,775,593
	Netherlands 0.6%
167,828	Koninklijke Vopak NV	5,885,014
	New Zealand 1.4%
1,907,830	Auckland International Airport Ltd.	10,061,361
1,247,650	Vector Ltd.	3,426,600
		13,487,961
	Portugal 0.2%
789,358	REN - Redes Energeticas Nacionais SGPS SA	2,287,148
	Spain 8.1%
180,521	Aena SME SA (a)	28,526,572
474,696	Cellnex Telecom SA	27,659,750
341,426	Enagas SA	7,929,744
711,565	Red Electrica Corp. SA	15,412,448
		79,528,514

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2021 (Unaudited)

Number of Shares		Value
COMMON STOCKS 96.9% (continued)
	Switzerland 0.7%
36,402	Flughafen Zuerich AG (a)	$6,555,716
	United Kingdom 6.2%
2,011,401	National Grid PLC	28,853,313
354,114	Pennon Group PLC	5,593,544
330,841	Severn Trent PLC	13,196,920
914,790	United Utilities Group PLC	13,484,114
		61,127,891
	United States 39.9%
22,692	ALLETE, Inc.	1,505,614
129,618	Alliant Energy Corp.	7,967,618
126,721	Ameren Corp.	11,279,436
227,825	American Electric Power Co., Inc.	20,269,590
18,225	American States Water Co.	1,885,194
70,201	American Tower Corp.	20,533,793
88,883	American Water Works Co., Inc.	16,786,443
65,307	Atmos Energy Corp.	6,842,214
192,350	Avangrid, Inc.	9,594,418
35,702	Avista Corp.	1,516,978
26,882	Black Hills Corp.	1,897,063
24,562	California Water Service Group	1,765,025
311,732	CenterPoint Energy, Inc.	8,700,440
7,349	Chesapeake Utilities Corp.	1,071,558
146,160	CMS Energy Corp.	9,507,708
175,330	Consolidated Edison, Inc.	14,959,156
104,893	Crown Castle International Corp.	21,895,365
250,311	Dominion Energy Corp.	19,664,432
96,130	DTE Energy Co.	11,491,380
190,733	Duke Energy Corp.	20,007,892
102,643	Entergy Corp.	11,562,734
121,755	Essential Utilities, Inc.	6,537,026
110,595	Evergy, Inc.	7,587,923
167,418	Eversource Energy	15,231,690
270,111	FirstEnergy Corp.	11,233,917
Number of Shares		Value
	United States 39.9% (continued)
20,846	IDACORP, Inc.	$2,362,060
17,062	MGE Energy, Inc.	1,403,350
196,313	NiSource, Inc.	5,420,202
8,491	Northwest Natural Holding Company	414,191
23,320	NorthWestern Corp.	1,332,971
23,234	ONE Gas, Inc.	1,802,726
56,081	Pinnacle West Capital Corp.	3,958,758
34,126	PNM Resources, Inc.	1,556,487
41,267	Portland General Electric Co.	2,183,850
381,834	PPL Corp.	11,477,930
53,873	SBA Communications Corp.	20,957,674
149,448	Sempra Energy	19,768,981
14,965	SJW Group	1,095,438
49,080	South Jersey Industries, Inc.	1,281,970
23,815	Spire, Inc.	1,553,214
306,066	The Southern Co.	20,990,006
156,173	WEC Energy Group, Inc.	15,159,713
268,813	Xcel Energy, Inc.	18,198,640
		392,212,768
	Total Common Stocks
	(Cost $756,821,084)	952,808,715
CLOSED-END FUNDS 1.1%
	United Kingdom 1.1%
2,322,019	HICL Infrastructure PLC	5,550,468
2,115,711	International Public Partnerships Ltd.	4,868,311
		10,418,779
	Total Closed-End Funds
	(Cost $9,420,967)	10,418,779

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2021 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS 3.0%
	Money Market Deposit Account 3.0%
29,157,312	U.S. Bank N.A., 0.003% (b)	$29,157,312
	Total Short-Term Investments
	(Cost $29,157,312)	29,157,312
	Total Investments 101.0%
	(Cost $795,399,363)	992,384,806
	Liabilities in Excess of Other Assets (1.0)%	(9,667,719)
	TOTAL NET ASSETS 100.0%	$982,717,087

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	28.4%
Transmission & Distribution	18.9
Airports	11.3
Communications	9.3
Energy Infrastructure	8.3
Toll Roads	7.8
Water Utilities	6.8
Gas Utilities	6.1
Total Common Stocks	96.9
Social	1.1
Total Closed-End Funds	1.1
Total Short-Term Investments	3.0
Total Investments	101.0
Liabilities in Excess of Other Assets	(1.0)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.3%
	Australia 12.1%
912,345	Atlas Arteria Ltd.	$4,593,321
599,734	AusNet Services Ltd.	1,121,381
295,101	Sydney Airport	1,863,597
951,408	Transurban Group	9,566,133
		17,144,432
	Canada 4.2%
152,711	Enbridge, Inc.	5,965,019
	France 5.8%
12,118	Aeroports de Paris	1,563,123
62,943	Vinci SA	6,657,977
		8,221,100
	Italy 4.3%
573,410	Snam SpA	3,459,980
325,939	Terna SpA	2,639,871
		6,099,851
	Netherlands 0.8%
35,035	Koninklijke Vopak NV	1,228,528
	New Zealand 1.0%
266,227	Auckland International Airport Ltd.	1,404,007
	Spain 7.8%
31,896	Aena SME SA (a)	5,040,320
278,514	Red Electrica Corp. SA	6,032,594
		11,072,914
	United Kingdom 9.0%
353,365	National Grid PLC	5,068,980
81,109	Severn Trent PLC	3,235,358
305,831	United Utilities Group PLC	4,507,985
		12,812,323
	United States 49.3%
43,999	Alliant Energy Corp.	2,704,619
23,448	American Tower Corp.	6,858,540
Number of Shares		Value
	United States 49.3% (continued)
11,551	American Water Works Co., Inc.	$2,181,522
38,053	Atmos Energy Corp.	3,986,813
32,847	Crown Castle International Corp.	6,856,483
127,973	CSX Corp.	4,811,785
69,624	Dominion Energy Corp.	5,469,661
76,204	Evergy, Inc.	5,228,356
68,084	Eversource Energy	6,194,282
18,515	Norfolk Southern Corp.	5,512,100
49,218	Sempra Energy	6,510,556
11,309	Union Pacific Corp.	2,849,076
55,301	WEC Energy Group, Inc.	5,368,068
81,401	Xcel Energy, Inc.	5,510,848
		70,042,709
	Total Common Stocks
	(Cost $112,800,083)	133,990,883
Principal Amount
SHORT-TERM INVESTMENTS 5.5%
	Money Market Deposit Account 5.5%
7,768,401	U.S. Bank N.A., 0.003% (b)	7,768,401
	Total Short-Term Investments
	(Cost $7,768,401)	7,768,401
	Total Investments 99.8%
	(Cost $120,568,484)	141,759,284
	Other Assets in Excess of Liabilities 0.2%	335,416
	TOTAL NET ASSETS 100.0%	$142,094,700

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2021 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	21.7%
Transmission & Distribution	14.8
Toll Roads	14.7
Communications	9.6
Rail	9.3
Water Utilities	7.0
Airports	6.9
Gas Utilities	5.2
Energy Infrastructure	5.1
Total Common Stocks	94.3
Total Short-Term Investments	5.5
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2021 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.0%
	France 5.5%
211	Hermes International	$368,983
284	Kering SA	228,564
179	LVMH Moet Hennessy Louis Vuitton SE	148,156
		745,703
	Sweden 4.7%
2,689	Spotify Technology SA (a)	629,307
	United States 83.8%
3,680	Airbnb, Inc. - Class A (a)	612,683
291	Alphabet, Inc. - Class A (a)	843,039
248	Amazon.com, Inc. (a)	826,917
4,662	Block, Inc. - Class A (a)	752,960
779	Costco Wholesale Corp.	442,238
743	Intuit, Inc.	477,912
1,259	Intuitive Surgical, Inc. (a)	452,359
459	MarketAxess Holdings, Inc.	188,773
582	Mastercard, Inc. - Class A	209,124
1,815	Meta Platforms, Inc. - Class A (a)	610,475
2,836	Microsoft Corp.	953,804
4,016	PayPal Holdings, Inc. (a)	757,338
2,580	Roku, Inc. - Class A (a)	588,756
2,457	salesforce.com, Inc. (a)	624,397
945	ServiceNow, Inc. (a)	613,409
1,426	Tesla, Inc. (a)	1,506,968
1,378	Visa, Inc. - Class A	298,626
1,956	Workday, Inc. - Class A (a)	534,340
		11,294,118
	Total Common Stocks
	(Cost $12,344,306)	12,669,128
Principal Amount		Value
SHORT-TERM INVESTMENTS 6.0%
	Money Market Deposit Account 6.0%
807,040	U.S. Bank N.A., 0.003% (b)	$807,040
	Total Short-Term Investments
	(Cost $807,040)	807,040
	Total Investments 100.0%
	(Cost $13,151,346)	13,476,168
	Liabilities in Excess of Other Assets 0.0%	(3,528)
	TOTAL NET ASSETS 100.0%	$13,472,640

(a)  Non-Income Producing.

(b)  The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of December 31, 2021.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2021 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	38.8%
Consumer Discretionary	27.4
Communication Services	19.8
Health Care	3.3
Consumer Staples	3.3
Financials	1.4
Total Common Stocks	94.0
Total Short-Term Investments	6.0
Total Investments	100.0
Liabilities in Excess of Other Assets	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2021 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
ASSETS:
Investments at cost	$798,408,577	$514,357,638	$33,830,803
Foreign currency at cost	$68,401	$47,634	$45,660
Investments at value	$1,261,032,223	$722,065,292	$38,581,566
Foreign currency at value	68,358	47,873	45,830
Receivable for investments sold	4,033,129	2,240,903	—
Receivable for Fund shares sold	135,028	6,137,200	—
Dividends and interest receivable	625,718	317,483	26,443
Dividend tax reclaim receivable	2,255,370	669,248	20,858
Prepaid expenses and other assets	26,660	29,168	22,931
Total assets	1,268,176,486	731,507,167	38,697,628
LIABILITIES:
Payable for investments purchased	—	3,490,334	—
Payable for Fund shares redeemed	6,000,000	2,867,835	—
Payable to Adviser	781,275	429,421	4,314
Payable to Directors	104	104	129
Accrued shareholder servicing fees	—	31,140	1,910
Accrued expenses	91,902	56,227	24,983
Total liabilities	6,873,281	6,875,061	31,336
Net Assets	$1,261,303,205	$724,632,106	$38,666,292
NET ASSETS CONSIST OF:
Paid in capital	$765,373,434	$505,791,703	$33,882,758
Total distributable earnings	495,929,771	218,840,403	4,783,534
Net Assets	$1,261,303,205	$724,632,106	$38,666,292
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$1,261,303,205	$350,201,158	$13,610,826
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	58,650,293	21,328,082	1,045,360
Net Asset Value, Redemption Price and Offering Price Per Share	$21.51	$16.42	$13.02
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$374,430,948	$25,055,466
Authorized		50,000,000	50,000,000
Issued and Outstanding		22,844,643	1,924,719
Net Asset Value, Redemption Price and Offering Price Per Share		$16.39	$13.02

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2021 (Unaudited)

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund
ASSETS:
Investments at cost	$795,399,363	$120,568,484	$13,151,346
Foreign currency at cost	$733,699	$265,356	$—
Investments at value	$992,384,806	$141,759,284	$13,476,168
Foreign currency at value	739,104	267,466	—
Receivable for investments sold	1,565,871	—	—
Receivable for Fund shares sold	2,230,648	—	—
Dividends and interest receivable	2,405,003	359,562	2
Receivable from Adviser	—	—	3,502
Dividend tax reclaim receivable	528,803	80,889	—
Prepaid expenses and other assets	27,179	17,208	1,100
Total assets	999,881,414	142,484,409	13,480,772
LIABILITIES:
Payable for investments purchased	11,683,864	276,089	—
Payable for Fund shares redeemed	5,007,794	—	—
Payable to Adviser	345,448	66,903	—
Payable to Directors	105	129	1,313
Accrued shareholder servicing fees	43,952	13,349	—
Accrued expenses	83,164	33,239	6,819
Total liabilities	17,164,327	389,709	8,132
Net Assets	$982,717,087	$142,094,700	$13,472,640
NET ASSETS CONSIST OF:
Paid in capital	$799,003,562	$124,345,490	$13,135,900
Total distributable earnings	183,713,525	17,749,210	336,740
Net Assets	$982,717,087	$142,094,700	$13,472,640
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class	Institutional Class
Net Assets	$648,501,464	$101,109,548	$13,472,640
Authorized	50,000,000	50,000,000	50,000,000
Issued and Outstanding	33,226,165	8,616,780	1,313,590
Net Asset Value, Redemption Price and Offering Price Per Share	$19.52	$11.73	$10.26
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class
Net Assets	$334,215,623	$40,985,152
Authorized	50,000,000	50,000,000
Issued and Outstanding	17,082,661	3,489,612
Net Asset Value, Redemption Price and Offering Price Per Share	$19.56	$11.74

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2021 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Global Sustainable Fund
INVESTMENT INCOME:
Dividend income	$6,119,446 (1)	$3,234,252 (2)	$154,000 (3)
Interest income	1,040	629	60
Total investment income	6,120,486	3,234,881	154,060
EXPENSES:
Investment advisory fees	5,105,051	2,823,188	140,372
Fund administration and accounting fees	153,875	91,143	16,160
Custody fees	58,715	34,220	7,732
Legal fees	21,288	19,078	19,078
Directors' fees and related expenses	21,104	21,104	21,129
Federal and state registration fees	14,371	36,640	21,861
Reports to shareholders	13,740	11,556	11,568
Transfer agent fees	12,035	12,347	6,933
Audit and tax fees	9,833	10,086	9,325
Shareholder servicing fees	—	178,322	10,857
Other	21,963	9,473	4,411
Total expenses before waiver	5,431,975	3,247,157	269,426
Waiver of expenses by Adviser	(326,924)	(245,647)	(118,196)
Net expenses	5,105,051	3,001,510	151,230
Net Investment Income	1,015,435	233,371	2,830
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	79,109,113	23,539,620	1,067,736
Foreign currency transactions	(11,333)	3,825	(1,107)
Change in net unrealized appreciation/depreciation on:
Investments	(32,953,283)	2,033,305	908,398
Foreign currency translations	(17,953)	(3,589)	747
Net Realized and Unrealized Gain on Investments	46,126,544	25,573,161	1,975,774
Net Increase in Net Assets Resulting from Operations	$47,141,979	$25,806,532	$1,978,604

(1)  Net of $13,208 in foreign withholding taxes.

(2)  Net of $158,145 in foreign withholding taxes.

(3)  Net of $1,611 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended December 31, 2021 (Unaudited)

	MFG Core Infrastructure Fund	MFG Select Infrastructure Fund	HyperiUS Global Equity Fund(1)
INVESTMENT INCOME:
Dividend income	$14,447,660 (2)	$1,665,742 (3)	$—
Interest income	284	89	2
Total investment income	14,447,944	1,665,831	2
EXPENSES:
Investment advisory fees	2,236,115	536,319	4,680
Shareholder servicing fees	143,933	28,148	—
Fund administration and accounting fees	107,172	27,798	1,368
Custody fees	66,619	13,053	684
Federal and state registration fees	26,916	17,760	144
Transfer agent fees	25,134	11,671	395
Legal fees	21,147	19,078	1,616
Directors' fees and related expenses	21,104	21,129	1,313
Reports to shareholders	13,701	13,089	966
Audit and tax fees	9,319	9,326	1,455
Other	12,786	4,501	242
Total expenses before waiver	2,683,946	701,872	12,863
Waiver and reimbursement of expenses by Adviser	(303,898)	(137,405)	(8,182)
Net expenses	2,380,048	564,467	4,681
Net Investment Income (Loss)	12,067,896	1,101,364	(4,679)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,816,295	1,681,703	18,801
Foreign currency transactions	(178,664)	(28,722)	(2,204)
Change in net unrealized appreciation/depreciation on:
Investments	50,934,057	7,271,853	324,822
Foreign currency translations	74,881	9,771	—
Net Realized and Unrealized Gain on Investments	52,646,569	8,934,605	341,419
Net Increase in Net Assets Resulting from Operations	$64,714,465	$10,035,969	$336,740

(1)  Commenced operations on December 15, 2021.

(2)  Net of $648,617 in foreign withholding taxes.

(3)  Net of $45,320 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
OPERATIONS:
Net investment income	$1,015,435	$5,217,133	$233,371	$2,131,435
Net realized gain (loss) on:
Investments	79,109,113	85,485,643	23,539,620	17,158,347
Foreign currency transactions	(11,333)	9,394	3,825	(5,777)
Change in net unrealized appreciation/depreciation on:
Investments	(32,953,283)	152,177,606	2,033,305	99,668,454
Foreign currency translations	(17,953)	22,593	(3,589)	10,957
Net increase in net assets resulting from operations	47,141,979	242,912,369	25,806,532	118,963,416
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(103,961,346)	(76,867,677)	(13,559,831)	(3,079,441)
Service Class			(14,237,291)	(2,225,170)
Decrease in net assets resulting from distributions paid	(103,961,346)	(76,867,677)	(27,797,122)	(5,304,611)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	9,311,943	57,039,649	11,595,118	86,071,483
Service Class			30,693,339	78,259,566
Shares issued to holders in reinvestment of distributions:
Institutional Class	95,109,069	59,050,649	12,805,146	2,931,807
Service Class			14,006,237	2,194,885
Shares redeemed:
Institutional Class	(67,171,943)	(163,713,227)	(14,977,697)	(115,943,186)
Service Class			(8,424,558)	(22,732,330)
Redemption fees:
Institutional Class	1,323	2,034	953	84
Service Class			968	80
Net increase (decrease) in net assets resulting from capital share transactions	37,250,392	(47,620,895)	45,699,506	30,782,389
Total Increase (Decrease) in Net Assets	(19,568,975)	118,423,797	43,708,916	144,441,194
NET ASSETS:
Beginning of Period	1,280,872,180	1,162,448,383	680,923,190	536,481,996
End of Period	$1,261,303,205	$1,280,872,180	$724,632,106	$680,923,190
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	427,729	2,648,532	703,457	5,785,315
Service Class			1,864,479	5,136,447
Shares issued to holders in reinvestment of distributions:
Institutional Class	4,494,758	2,851,304	792,888	194,031
Service Class			868,872	145,356
Shares redeemed:
Institutional Class	(2,970,313)	(7,575,425)	(922,015)	(7,604,879)
Service Class			(513,992)	(1,495,861)
Net increase (decrease) in shares outstanding	1,952,174	(2,075,589)	2,793,689	2,160,409

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Global Sustainable Fund		MFG Core Infrastructure Fund
	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021
OPERATIONS:
Net investment income	$2,830	$115,750	$12,067,896	$18,406,021
Net realized gain (loss) on:
Investments	1,067,736	659,341	1,816,295	1,393,253
Foreign currency transactions	(1,107)	5,710	(178,664)	234,669
Change in net unrealized appreciation/depreciation on:
Investments	908,398	2,880,908	50,934,057	82,379,584
Foreign currency translations	747	(766)	74,881	(56,206)
Net increase in net assets resulting from operations	1,978,604	3,660,943	64,714,465	102,357,321
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(438,819)	(27,251)	(8,878,778)	(12,816,290)
Service Class	(799,131)	(21,672)	(4,172,529)	(5,521,579)
Decrease in net assets resulting from distributions paid	(1,237,950)	(48,923)	(13,051,307)	(18,337,869)
CAPITAL SHARE TRANSACTIONS(1):
Shares sold:
Institutional Class	—	—	162,530,917	82,251,665
Service Class	7,297,630	16,389,554	76,523,086	73,528,445
Shares issued to holders in reinvestment of distributions:
Institutional Class	432,046	23,200	7,537,007	10,758,378
Service Class	406,085	5,069	2,711,032	3,172,047
Shares redeemed:
Institutional Class	—	(10,000)	(80,195,335)	(78,602,897)
Service Class	(624,113)	(144,000)	(12,800,133)	(33,671,350)
Redemption fees:
Institutional Class	271	338	201	4,079
Service Class	482	462	93	1,793
Net increase in net assets resulting from capital share transactions	7,512,401	16,264,623	156,306,868	57,442,160
Total Increase in Net Assets	8,253,055	19,876,643	207,970,026	141,461,612
NET ASSETS:
Beginning of Period	30,413,237	10,536,594	774,747,061	633,285,449
End of Period	$38,666,292	$30,413,237	$982,717,087	$774,747,061
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	—	—	8,682,850	4,717,580
Service Class	557,473	1,393,773	4,013,862	4,133,924
Shares issued to holders in reinvestment of distributions:
Institutional Class	33,701	1,998	406,076	607,204
Service Class	31,676	437	145,734	178,147
Shares redeemed:
Institutional Class	—	(873)	(4,258,389)	(4,441,299)
Service Class	(47,154)	(11,486)	(677,736)	(1,925,099)
Net increase in shares outstanding	575,696	1,383,849	8,312,397	3,270,457

(1)  MFG Global Sustainable Fund — Service Class commenced operations on October 20, 2020.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Select Infrastructure Fund		HyperiUS Global Equity Fund
	For the Six Months Ended December 31, 2021 (Unaudited)	For the Year Ended June 30, 2021	For the Period December 15, 2021(1) through December 31, 2021 (Unaudited)
OPERATIONS:
Net investment income (loss)	$1,101,364	$2,130,878	$(4,679)
Net realized gain (loss) on:
Investments	1,681,703	(132,016)	18,801
Foreign currency transactions	(28,722)	40,684	(2,204)
Change in net unrealized appreciation/depreciation on:
Investments	7,271,853	9,879,460	324,822
Foreign currency translations	9,771	(4,576)	—
Net increase in net assets resulting from operations	10,035,969	11,914,430	336,740
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(1,069,646)	(1,632,311)	—
Service Class	(397,086)	(396,496)
Decrease in net assets resulting from distributions paid	(1,466,732)	(2,028,807)	—
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	4,958,815	10,421,925	13,135,900
Service Class	5,365,668	23,359,765
Shares issued to holders in reinvestment of distributions:
Institutional Class	459,873	738,788	—
Service Class	181,543	195,761
Shares redeemed:
Institutional Class	(1,473,535)	(7,107,259)	—
Service Class	(457,775)	(763,867)
Redemption fees:
Institutional Class	—	45	—
Service Class	—	14
Net increase in net assets resulting from capital share transactions	9,034,589	26,845,172	13,135,900
Total Increase in Net Assets	17,603,826	36,730,795	13,472,640
NET ASSETS:
Beginning of Period	124,490,874	87,760,079	—
End of Period	$142,094,700	$124,490,874	$13,472,640
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	440,598	985,436	1,313,590
Service Class	474,550	2,194,471
Shares issued to holders in reinvestment of distributions:
Institutional Class	41,435	69,772	—
Service Class	16,345	18,211
Shares redeemed:
Institutional Class	(130,885)	(673,532)	—
Service Class	(40,640)	(71,427)
Net increase in shares outstanding	801,403	2,522,931	1,313,590

(1)  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$22.59		$19.78	$19.72	$18.89	$17.25	$15.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.09	0.11 (1)	0.17	0.13	0.15
Net realized and unrealized gain on investments	0.81		4.05	1.39	2.38	2.22	2.77
Total Income from Investment Operations	0.83		4.14	1.50	2.55	2.35	2.92
LESS DISTRIBUTIONS:
From net investment income	(0.10)		(0.01)	(0.14)	(0.17)	(0.14)	(0.14)
From net realized gain on investments	(1.81)		(1.32)	(1.30)	(1.55)	(0.57)	(0.58)
Total Distributions	(1.91)		(1.33)	(1.44)	(1.72)	(0.71)	(0.72)
Redemption fees retained(2)	—		—	—	—	—	—
Net Asset Value, End of Period	$21.51		$22.59	$19.78	$19.72	$18.89	$17.25
Total Return	3.84	%(3)	21.53%	7.58%	15.06%	13.75%	19.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,261,303		$1,280,872	$1,162,448	$1,125,305	$1,103,521	$1,134,098
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85	%(4)	0.84%	0.85%	0.85%	0.85%	0.85%
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.11	%(4)	0.37%	0.49%	0.80%	0.64%	0.85%
Net of waivers and reimbursements	0.16	%(4)	0.41%	0.54%	0.85%	0.69%	0.90%
Portfolio turnover rate	10	%(3)	25%	45%	34%	28%	30%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$16.47		$13.69	$13.04	$12.72	$11.49	$9.59
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.05	0.07 (1)	0.10 (1)	0.10	0.13 (1)
Net realized and unrealized gain on investments	0.60		2.86	0.93	1.60	1.40	1.79
Total Income from Investment Operations	0.62		2.91	1.00	1.70	1.50	1.92
LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.01)	(0.08)	(0.16)	(0.08)	(0.02)
From net realized gain on investments	(0.62)		(0.12)	(0.27)	(1.22)	(0.19)	— (2)
Total Distributions	(0.67)		(0.13)	(0.35)	(1.38)	(0.27)	(0.02)
Redemption fees retained	—	(2)	— (2)	— (2)	—	—	—
Net Asset Value, End of Period	$16.42		$16.47	$13.69	$13.04	$12.72	$11.49
Total Return	3.80	%(3)	21.35%	7.65%	15.22%	13.12%	20.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$350,201		$341,795	$306,283	$215,921	$340,204	$302,726
Ratio of expenses to average net assets
Before waivers and reimbursements	0.87	%(4)	0.87%	0.89%	0.89%	0.88%	0.95%
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.05	%(4)	0.29%	0.45%	0.73%	0.71%	1.02%
Net of waivers and reimbursements	0.12	%(4)	0.36%	0.54%	0.82%	0.79%	1.17%
Portfolio turnover rate(5)	13	%(3)	29%	44%	56%	59%	31%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$16.44		$13.67	$13.03	$12.72	$11.49	$9.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—	(1)	0.05	0.06 (2)	0.10 (2)	0.10	0.11 (2)
Net realized and unrealized gain on investments	0.61		2.84	0.92	1.58	1.39	1.80
Total Income from Investment Operations	0.61		2.89	0.98	1.68	1.49	1.91
LESS DISTRIBUTIONS:
From net investment income	(0.04)		— (1)	(0.07)	(0.15)	(0.07)	(0.02)
From net realized gain on investments	(0.62)		(0.12)	(0.27)	(1.22)	(0.19)	— (1)
Total Distributions	(0.66)		(0.12)	(0.34)	(1.37)	(0.26)	(0.02)
Redemption fees retained	—	(1)	— (1)	— (1)	—	—	— (1)
Net Asset Value, End of Period	$16.39		$16.44	$13.67	$13.03	$12.72	$11.49
Total Return	3.77	%(3)	21.25%	7.50%	15.09%	13.01%	19.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$374,431		$339,128	$230,199	$116,849	$74,933	$81,173
Ratio of expenses to average net assets
Before waivers and reimbursements	0.97	%(4)	0.97%	0.99%	0.98%	0.95%	1.09%
Net of waivers and reimbursements	0.90	%(4)	0.90%	0.90%	0.89%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.05	)%(4)	0.24%	0.37%	0.68%	0.60%	0.80%
Net of waivers and reimbursements	0.02	%(4)	0.31%	0.46%	0.77%	0.67%	1.00%
Portfolio turnover rate(5)	13	%(3)	29%	44%	56%	59%	31%

(1)  Less than one cent per share.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021	Period Ended June 30, 2020(1)
Net Asset Value, Beginning of Period	$12.70		$10.43	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—	(2)	0.06	0.05
Net realized and unrealized gain on investments	0.75		2.24	0.39
Total Income from Investment Operations	0.75		2.30	0.44
LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.03)	(0.01)
From net realized gain on investments	(0.39)		—	—
Total Distributions	(0.43)		(0.03)	(0.01)
Redemption fees retained	—	(2)	— (2)	—
Net Asset Value, End of Period	$13.02		$12.70	$10.43
Total Return	5.99	%(3)	22.05%	4.36	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,611		$12,851	$10,537
Ratio of expenses to average net assets
Before waivers and reimbursements	1.47	%(4)	2.03%	2.26	%(4)
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.60	)%(4)	(0.74)%	(0.82	)%(4)
Net of waivers and reimbursements	0.07	%(4)	0.49%	0.64	%(4)
Portfolio turnover rate(5)	22	%(3)	29%	43	%(3)

(1)  Commenced operations on October 9, 2019.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Sustainable Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2021 (Unaudited)		Period Ended June 30, 2021(1)
Net Asset Value, Beginning of Period	$12.70		$11.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)		0.07
Net realized and unrealized gain on investments	0.77		1.20
Total Income from Investment Operations	0.75		1.27
LESS DISTRIBUTIONS:
From net investment income	(0.04)		(0.03)
From net realized gain on investments	(0.39)		—
Total Distributions	(0.43)		(0.03)
Redemption fees retained(2)	—		—
Net Asset Value, End of Period	$13.02		$12.70
Total Return	5.94	%(3)	11.07	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$25,055		$17,562
Ratio of expenses to average net assets
Before waivers and reimbursements	1.57	%(4)	1.90	%(4)
Net of waivers and reimbursements	0.90	%(4)	0.90	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.69	)%(4)	(0.23	)%(4)
Net of waivers and reimbursements	(0.02	)%(4)	0.77	%(4)
Portfolio turnover rate(5)	22	%(3)	29	%(3)

(1)  Commenced operations on October 20, 2020.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017
Net Asset Value, Beginning of Period	$18.43		$16.34		$17.16	$15.40	$15.84	$15.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.46		0.41	0.45	0.58 (1)	0.50 (1)
Net realized and unrealized gain (loss) on investments	1.12		2.09		(0.81)	1.77	(0.48)	0.52
Total Income (Loss) from Investment Operations	1.37		2.55		(0.40)	2.22	0.10	1.02
LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.46)		(0.42)	(0.44)	(0.54)	(0.42)
From net realized gain on investments	—		—		—	(0.02)	— (2)	(0.03)
Total Distributions	(0.28)		(0.46)		(0.42)	(0.46)	(0.54)	(0.45)
Redemption fees retained	—	(2)	—	(2)	— (2)	—	—	— (2)
Net Asset Value, End of Period	$19.52		$18.43		$16.34	$17.16	$15.40	$15.84
Total Return	7.50	%(3)	15.72%		(2.40)%	14.65%	0.60%	6.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$648,501		$523,439		$449,609	$402,142	$381,749	$251,149
Ratio of expenses to average net assets
Before waivers and reimbursements	0.57	%(4)	0.58	%(5)	0.58%	0.79%	0.81%	0.83%
Net of waivers and reimbursements	0.50	%(4)	0.50	%(5)	0.50%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.65	%(4)	2.52	%(6)	2.41%	2.74%	3.57%	3.18%
Net of waivers and reimbursements	2.72	%(4)	2.60	%(6)	2.49%	2.83%	3.68%	3.31%
Portfolio turnover rate(7)	2	%(3)	17%		18%	18%	19%	39%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.58%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.50%.

(6)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.52%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.60%.

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2018	Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$18.48		$16.38		$17.20	$15.43	$15.85	$15.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.25		0.43		0.43 (2)	0.65 (2)	0.53 (2)	0.90	(2)
Net realized and unrealized gain (loss) on investments	1.10		2.11		(0.85)	1.57	(0.43)	0.16
Total Income (Loss) from Investment Operations	1.35		2.54		(0.42)	2.22	0.10	1.06
LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.44)		(0.40)	(0.43)	(0.52)	(0.41)
From net realized gain on investments	—		—		—	(0.02)	— (3)	(0.03)
Total Distributions	(0.27)		(0.44)		(0.40)	(0.45)	(0.52)	(0.44)
Redemption fees retained	—	(3)	—	(3)	— (3)	— (3)	— (3)	—
Net Asset Value, End of Period	$19.56		$18.48		$16.38	$17.20	$15.43	$15.85
Total Return	7.37	%(4)	15.63%		(2.49)%	14.60%	0.60%	7.14	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$334,216		$251,308		$183,676	$105,625	$9,054	$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	0.67	%(5)	0.68	%(6)	0.69%	0.90%	0.91%	5.15	%(5)
Net of waivers and reimbursements	0.60	%(5)	0.60	%(6)	0.60%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.59	%(5)	2.46	%(7)	2.44%	3.89%	3.30%	1.68	%(5)
Net of waivers and reimbursements	2.66	%(5)	2.54	%(7)	2.53%	3.99%	3.41%	6.03	%(5)
Portfolio turnover rate(8)	2	%(4)	17%		18%	18%	19%	39	%(4)

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 0.68%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.60%.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.46%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.54%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Institutional Class
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.01		$9.99		$11.18	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10		0.21		0.18	0.29	(2)
Net realized and unrealized gain (loss) on investments	0.75		1.01		(1.08)	1.09
Total Income (Loss) from Investment Operations	0.85		1.22		(0.90)	1.38
LESS DISTRIBUTIONS:
From net investment income	(0.13)		(0.20)		(0.18)	(0.20)
From net realized gain on investments	—		—		(0.11)	—
Total Distributions	(0.13)		(0.20)		(0.29)	(0.20)
Redemption fees retained	—		—	(3)	— (3)	—
Net Asset Value, End of Period	$11.73		$11.01		$9.99	$11.18
Total Return	7.75	%(4)	12.32%		(8.26)%	13.90	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$101,110		$90,998		$78,775	$86,833
Ratio of expenses to average net assets
Before waivers and reimbursements	1.01	%(5)	1.06	%(6)	1.08%	1.24	%(5)(7)
Net of waivers and reimbursements	0.80	%(5)	0.80	%(6)	0.80%	0.80	%(5)(7)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.47	%(5)	1.72	%(8)	1.50%	2.37	%(5)(9)
Net of waivers and reimbursements	1.68	%(5)	1.98	%(8)	1.78%	2.81	%(5)(9)
Portfolio turnover rate(10)	10	%(4)	22%		40%	29	%(4)

(1)  Commenced operations on July 2, 2018.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.06%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(7)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.24%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.80%.

(8)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.72%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 1.98%.

(9)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2019, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 2.38%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.82%.

(10)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Select Infrastructure Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Service Class
	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021		Year Ended June 30, 2020	Period Ended June 30, 2019(1)
Net Asset Value, Beginning of Period	$11.02		$10.00		$11.19	$10.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.08		0.24	(2)	0.23 (2)	0.17	(2)
Net realized and unrealized gain (loss) on investments	0.76		0.97		(1.14)	0.82
Total Income (Loss) from Investment Operations	0.84		1.21		(0.91)	0.99
LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.19)		(0.17)	(0.13)
From net realized gain on investments	—		—		(0.11)	—
Total Distributions	(0.12)		(0.19)		(0.28)	(0.13)
Redemption fees retained	—		—	(3)	— (3)	—	(3)
Net Asset Value, End of Period	$11.74		$11.02		$10.00	$11.19
Total Return	7.66	%(4)	12.22%		(8.32)%	9.60	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$40,985		$33,493		$8,985	$2,296
Ratio of expenses to average net assets
Before waivers and reimbursements	1.15	%(5)	1.17	%(6)	1.18%	1.35	%(5)
Net of waivers and reimbursements	0.95	%(5)	0.92	%(6)	0.90%	0.90	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.35	%(5)	1.99	%(7)	1.85%	3.99	%(5)
Net of waivers and reimbursements	1.55	%(5)	2.24	%(7)	2.13%	4.44	%(5)
Portfolio turnover rate(8)	10	%(4)	22%		40%	29	%(4)

(1)  Commenced operations on February 19, 2019.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  The ratio of expenses to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of expenses to average net assets excluding tax expense before waivers and reimbursements was 1.17%. Excluding tax expense, the ratio of expenses to average net assets net of waivers and reimbursements was 0.92%.

(7)  The ratio of net investment income to average net assets includes tax expense. For the period ended June 30, 2021, the ratio of net investment income to average net assets excluding tax expense before waivers and reimbursements was 1.99%. Excluding tax expense, the ratio of net investment income to average net assets net of waivers and reimbursements was 2.24%.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier HyperiUS Global Equity Fund

FINANCIAL HIGHLIGHTS

Selected Data and Ratios (for a share outstanding throughout the period)

	Period Ended December 31, 2021(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	—
Net realized and unrealized gain on investments	0.26
Total Income from Investment Operations	0.26
Net Asset Value, End of Period	$10.26
Total Return	2.60	%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,473
Ratio of expenses to average net assets
Before waivers and reimbursements	2.20	%(3)
Net of waivers and reimbursements	0.80	%(3)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(2.20	)%(3)
Net of waivers and reimbursements	(0.80	)%(3)
Portfolio turnover rate	2	%(2)

(1)  Commenced operations on December 15, 2021.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2021 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The investment objective of each of the Frontier MFG Global Equity Fund (the "Global Equity Fund") and Frontier MFG Global Plus Fund (the "Global Plus Fund") is capital appreciation. The investment objective of each of the Frontier MFG Global Sustainable Fund (the "Global Sustainable Fund") and the Frontier MFG Select Infrastructure Fund (the "Select Fund") is to seek attractive risk-adjusted returns over the medium- to long-term, while reducing the risk of permanent capital loss. The investment objective of the Frontier MFG Core Infrastructure Fund (the "Core Fund") is long-term capital appreciation. The investment objective of the Frontier HyperiUS Global Equity Fund (the "HyperiUS Fund") is to seek long-term capital growth. The Core Fund is a diversified fund, and each of the Global Equity Fund, the Global Plus Fund, the Global Sustainable Fund, the Select Fund and the HyperiUS Fund is a non-diversified fund.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations of the Fund
Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra" or the "Adviser")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class • Class Y (c)	Mar. 23, 2015
Global Sustainable Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Oct. 9, 2019
Core Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Select Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	July 2, 2018
HyperiUS Fund (a)	Frontegra	Hyperion Asset Management Ltd. ("H.A.M.L.")	Multi-Class • Institutional • Service Class (b)	Dec. 15, 2021

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)    As of December 31, 2021, the Service Class shares of the Global Equity Fund and HyperiUS Fund had not commenced operations.

(c)  As of December 31, 2021, the Class Y shares of the Global Plus Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

(2)  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Securities are valued at their fair value. Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, "NASDAQ"), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price. Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Deposit accounts are valued at acquisition cost, which approximates fair value. Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time a Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the "Board") and provided the fair value prices exceed a pre-established confidence level. The Funds will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or a subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Funds' valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Funds have the ability to access

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

The following is a summary of inputs used to value the Funds' investments as of December 31, 2021:

Global Equity Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,158,927,085	$—	$—	$1,158,927,085
Total Equity	1,158,927,085	—	—	1,158,927,085
Short-Term Investments	102,105,138	—	—	102,105,138
Total Investments	$1,261,032,223	$—	$—	$1,261,032,223

Global Plus Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$659,867,479	$—	$—	$659,867,479
Total Equity	659,867,479	—	—	659,867,479
Short-Term Investments	62,197,813	—	—	62,197,813
Total Investments	$722,065,292	$—	$—	$722,065,292

Global Sustainable Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$34,512,704	$—	$—	$34,512,704
Total Equity	34,512,704	—	—	34,512,704
Short-Term Investments	4,068,862	—	—	4,068,862
Total Investments	$38,581,566	$—	$—	$38,581,566

Core Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$952,808,715	$—	$—	$952,808,715
Closed-End Funds	10,418,779	—	—	10,418,779
Total Equity	963,227,494	—	—	963,227,494
Short-Term Investments	29,157,312	—	—	29,157,312
Total Investments	$992,384,806	$—	$—	$992,384,806

Select Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$133,990,883	$—	$—	$133,990,883
Total Equity	133,990,883	—	—	133,990,883
Short-Term Investments	7,768,401	—	—	7,768,401
Total Investments	$141,759,284	$—	$—	$141,759,284

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

HyperiUS Fund

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$12,669,128	$—	$—	$12,669,128
Total Equity	12,669,128	—	—	12,669,128
Short-Term Investments	807,040	—	—	807,040
Total Investments	$13,476,168	$—	$—	$13,476,168

(a)  See each Fund's Schedule of Investments for sector or country classifications.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations as incurred. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the Core and Select Funds, dividends from net investment income are usually declared and paid annually. The Core and Select Funds usually declare and pay dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

The tax character of distributions paid during the six months ended December 31, 2021, and the fiscal year ended June 30, 2021 were as follows:

	Six Months Ended December 31, 2021			Year Ended June 30, 2021
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Global Equity Fund	$17,605,588	$86,355,758	$103,961,346	$3,597,595	$73,270,082	$76,867,677
Global Plus Fund	12,719,968	15,077,154	27,797,122	1,483,821	3,820,790	5,304,611
Global Sustainable Fund	646,153	591,797	1,237,950	48,923	—	48,923
Core Fund	13,051,307	—	13,051,307	18,337,869	—	18,337,869
Select Fund	1,466,732	—	1,466,732	2,028,807	—	2,028,807

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

At June 30, 2021, the Funds' most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Global Equity Fund	Global Plus Fund	Global Sustainable Fund	Core Fund	Select Fund
Cost of investments	$789,569,106	$477,163,569	$26,919,679	$645,400,148	$110,635,080
Gross unrealized appreciation	$494,620,907	$207,226,541	$4,171,241	$158,189,128	$15,117,177
Gross unrealized depreciation	(2,063,032)	(4,680,448)	(344,048)	(23,801,553)	(2,130,785)
Net unrealized appreciation/depreciation	492,557,875	202,546,093	3,827,193	134,387,575	12,986,392
Undistributed ordinary income	15,252,994	12,557,344	148,356	2,232,515	396,966
Undistributed long-term capital gain	44,854,214	5,706,251	67,966	—	—
Other accumulated gains (losses)	84,055	21,305	(635)	(4,569,723)	(4,203,385)
Total distributable earnings	$552,749,138	$220,830,993	$4,042,880	$132,050,367	$9,179,973

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies. Other accumulated gains (losses) include unrealized appreciation/depreciation on foreign currency transactions.

During the fiscal year ended June 30, 2021, the Core Fund utilized short-term and long-term capital loss carryforwards of $781,867 and $1,073,345, respectively, and the Global Sustainable Fund utilized short-term capital loss carryforwards of $573,772.

At June 30, 2021, the Core Fund had long-term capital loss carryforwards that will not expire of $4,517,373 and the Select Fund had short-term and long-term capital loss carryforwards that will not expire of $251,279 and $3,946,110, respectively.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, which result from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred that do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in distributable earnings due to differences between financial reporting and tax reporting be reclassified to or from paid in capital. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2021, the following table shows the reclassifications made among tax components:

	Global Equity Fund	Global Plus Fund	Global Sustainable Fund	Core Fund	Select Fund
Paid in capital	$5,283,330	$1,036,484	$—	$(9,769)	$(2,957)
Total distributable earnings (accumulated losses)	(5,283,330)	(1,036,484)	—	9,769	2,957

The permanent differences primarily relate to equalization and non-deductible excise tax.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

(3)  INVESTMENT ADVISER AND RELATED PARTIES

Each of the Funds has entered into an agreement with Frontegra, with whom certain officers and a director of the Company are affiliated, to furnish investment advisory services to such Funds. Frontegra is a majority-owned subsidiary of Magellan Financial Group Limited and is an affiliate of MFG. William D. Forsyth III, the President and a director of the Company, is a control person of Frontegra.

Advisory fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to an expense cap/reimbursement agreement, Frontegra has agreed to waive its management fees and/or reimburse each Fund's operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the Adviser or the Adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the Adviser. The expense cap/reimbursement agreement will continue in effect until October 31, 2023, with successive renewal terms of one year unless terminated by the Adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
Global Equity Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Institutional Class	0.80%	0.80%
Global Plus Fund - Service Class	0.80%	0.95%
Global Sustainable Fund - Institutional Class	0.80%	0.80%
Global Sustainable Fund - Service Class	0.80%	0.95%
Core Fund - Institutional Class	0.50%	0.50%
Core Fund - Service Class	0.50%	0.65%
Select Fund - Institutional Class	0.80%	0.80%
Select Fund - Service Class	0.80%	0.95%
HyperiUS Fund - Institutional Class	0.80%	0.80%

The Adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause a Fund's expense ratio to exceed the lesser of (a) the expense limitation in place at the time of the waiver and/or expense payment, or (b) the expense limitation in place at the time of recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2022		2023		2024	2025		Total
Global Equity Fund	$270,248		$591,829		$622,657	$326,924		$1,811,658
Global Plus Fund	163,167		402,090		471,778	245,647		1,282,682
Global Sustainable Fund	—		109,420	(a)	220,491	118,196		448,107
Core Fund	198,761		466,041		545,610	303,898		1,514,310
Select Fund	107,814	(b)	257,259		272,450	137,405		774,928
HyperiUS Fund	—		—		—	8,182	(c)	8,182

(a) Expenses waived/reimbursed were for the period October 9, 2019, through June 30, 2020.

(b) Expenses waived/reimbursed were for the period January 1, 2019, through June 30, 2019.

(c) Expenses waived/reimbursed were for the period December 15, 2021, through December 31, 2021.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

Frontegra has entered into a subadvisory agreement under which MFG serves as the subadviser to the Global Equity, Global Plus, Global Sustainable, Core Infrastructure and Select Infrastructure Funds, and subject to Frontegra's supervision, manages each Fund's portfolio assets. Under the agreement, for each Fund subadvised by MFG, MFG is paid the net advisory fee received by Frontegra after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap/reimbursement agreement discussed above, less an annual flat fee retained by Frontegra; provided however, if the net advisory fee is less than such flat fee, Frontegra shall retain the entire net advisory fee and no subadvisory fee will be payable to MFG.

Frontegra has also entered into a subadvisory agreement under which H.A.M.L. serves as the subadviser to the HyperiUS Fund and, subject to Frontegra's supervision, manages the Fund's portfolio assets. Under the agreement, H.A.M.L. is compensated by Frontegra for its investment advisory services at the annual rate of 75% of the net advisory fee received by Frontegra from the Fund after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement. The HyperiUS Fund's organizational costs were paid for by Frontegra and H.A.M.L. and are not recoupable.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of December 31, 2021, each Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Affiliates of the Adviser own 100% of the total shares outstanding of the HyperiUS Fund and a controlling interest in the Global Sustainable Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2021, are summarized below:

	Global Equity Fund	Global Plus Fund	Global Sustainable Fund	Core Fund	Select Fund	HyperiUS Fund
Purchases	$119,132,081	$82,976,417	$11,426,083	$172,548,068	$17,818,050	$12,544,449
Sales	$218,743,417	$87,126,548	$6,660,730	$21,114,380	$12,240,465	$218,944

There were no purchases or sales of U.S. Government securities for the Funds.

Each Fund is permitted to purchase or sell securities from or to another Fund or from or to another account that is an affiliate of a Fund solely by virtue of having a common investment adviser or another permitted affiliation, pursuant to procedures adopted by the Board of Directors in accordance with Rule 17a-7 under the 1940 Act and related SEC guidance. The procedures require each trade to be conducted at the current market price and include other conditions designed to prevent any potential for overreaching. For the six months ended December 31, 2021, the HyperiUS Fund engaged in two securities transactions in accordance with the Company's Rule 17a-7 procedures consisting of one purchase in the amount of $841,531 and one sale in the amount of $37,713 resulting in $2,054 of realized gains.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Global Plus Fund, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of the Fund pay an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra and MFG, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund. As of December 31, 2021 the Class Y shares of the Fund had not commenced operations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2021 (Unaudited)

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Class Y and Service Class shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of December 31, 2021 the Class Y shares of the Global Plus Fund and the Service Class shares of the Global Equity Fund and HyperiUS Fund had not commenced operations. For the six months ended December 31, 2021, the Service Plan expenses were as follows:

Service Plan Expenses
Global Plus Fund - Service Class	$178,322
Global Sustainable Fund - Service Class	$10,857
Core Fund - Service Class	$143,933
Select Fund - Service Class	$28,148

(6)  IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Funds' investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of each of the Funds' investments.

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company (the "Independent Directors"), met on November 15, 2021, to consider the approval of an investment advisory agreement with Frontegra Asset Management, Inc. ("Frontegra") and a subadvisory agreement between Frontegra and Hyperion Asset Management Limited (doing business as H.A.M.L. ("Hyperion")) with respect to a new series of the Company, the Frontier HyperiUS Global Equity Fund (the "Fund").

In connection with its consideration of the agreements, the Board reviewed and discussed various information that had been provided prior to the meeting, such as the proposed advisory and subadvisory agreements, information regarding each firm's compliance program, personnel and financial condition, Hyperion's Form ADV, Hyperion's Code of Ethics and Rule 17j-1 certification, audited financial statements of Hyperion and Hyperion's parent company, historical performance information for other global growth equity accounts managed by Hyperion using a similar strategy as the Fund, and a memorandum prepared by the Company's legal counsel regarding the Board's duties in approving advisory and subadvisory agreements. The Board also reviewed the advisory fee to be paid by the Fund under the advisory agreement, the expense cap/reimbursement agreement between the Company and Frontegra, on behalf of the Fund, and comparative fee and expense information provided by an independent service. The Board considered the subadvisory fees to be paid by Frontegra to Hyperion and the proposed fee schedule, noting that the subadvisory fee structure was negotiated at arm's length between Frontegra and Hyperion, an unaffiliated third party, and that Frontegra would compensate Hyperion from its own fees. The Board also considered Frontegra's and Hyperion's responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the directors. The directors also discussed with representatives of Frontegra and Hyperion the nature, extent and quality of the advisory, compliance and other services to be provided by Frontegra and Hyperion, respectively.

In evaluating the advisory agreement, the Board took into account their cumulative experience in working with Frontegra for many years and their ongoing review of information and discussions with representatives of Frontegra throughout the year at Board meetings. With respect to the subadvisory agreement, the Board also considered information provided by Frontegra and Hyperion in February 2019 in connection with the Board's initial approval of the agreements. The Independent Directors also met in separate executive sessions with the Company's Chief Compliance Officer and legal counsel to discuss aspects relevant to their review of the advisory and subadvisory agreements. During the regular meeting, the directors discussed their responsibilities and the 15(c) responses with legal counsel of the Company.

Based on its evaluation of this information, the Board, including all of the Independent Directors, approved the advisory agreement and subadvisory agreement, each for initial two-year terms. In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Advisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered the services Frontegra would provide to the Fund and its shareholders under the advisory agreement, as well as the qualifications and background of Frontegra and its personnel. The Board noted that Frontegra serves as a manager of managers and had selected Hyperion to make the day-to-day investment decisions for the Fund. The Board considered that Frontegra has 25 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing Hyperion and for supervising the management of the Fund's investments. The Board considered the services to be provided by Frontegra compared to those to be provided by Hyperion, as well as the level of the risks assumed by Frontegra as investment adviser/sponsor of the Fund. The Board considered the quality of other services to be provided by Frontegra, including: subadviser due diligence; performance oversight; risk management oversight; Board support; oversight and coordination of service providers; oversight of financial reporting; administration of the Fund's compliance program; oversight of the Fund's valuation and liquidity policies; tax and global custody services; regulatory administration services; shareholder servicing and administration services; and the provision of Fund officers and office space. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided by Frontegra under the advisory agreement.

Proposed Advisory Fee. The Board compared the Fund's advisory fee and total net expense ratio to industry data with respect to other mutual funds in Morningstar's World Large-Stock Growth category. The Board noted that the proposed advisory fee was higher than the Morningstar category average, within the range of advisory fees paid by other global equity funds and the same as the advisory fee for the other global equity funds for which Frontegra serves as investment adviser. The Board also considered the fact that Frontegra has agreed to enter into an expense cap/reimbursement agreement on behalf of the Fund pursuant to which it would waive its management fee and/or reimburse the Fund's expenses to a level equal to that of the advisory fee for Institutional Class shares through at least October 31, 2023. The Board considered that the Fund's total net expense ratio for Institutional Class shares, after giving effect to the expense cap agreement, was lower than the Morningstar category average. The Board concluded that the proposed advisory fee to be paid by the Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board considered information about the Fund's potential financial breakeven point, but did not consider the costs of services to be provided or the profits Frontegra might realize to be a material factor because the Fund has not commenced operations.

Economies of Scale. Because the Fund has not commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund's assets.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as investment adviser to the Fund (in addition to the advisory fee). The Board noted that Frontier Partners, Inc. ("Frontier"), an affiliate of Frontegra, provides consulting and marketing services to and is compensated by Hyperion. The Board also considered the potential benefits to Mr. Forsyth due to his ownership of a small position in a public company shareholder of Hyperion's parent company. The Board determined that Frontegra's services to the Fund would not be compromised by these potential conflicts of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the advisory agreement were fair and reasonable and in the best interests of the Fund's shareholders.

Subadvisory Agreement

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Hyperion's background and 25 years of experience as an equity manager and experience as a global equity manager since 2014. The Board also considered the experience and credentials of key personnel involved in providing investment management and other services to the Fund. The Board also considered services to be provided by Hyperion under the subadvisory agreement, including the management of the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions, reporting, regulatory and administrative services and assisting with the Fund's compliance program. The Board considered its discussions of Hyperion's investment strategies, compliance program and personnel, performance information of similarly managed accounts, financial condition of Hyperion and its parent company and other matters with representatives of Hyperion at the November 15, 2021, meeting. The Board concluded that the nature, extent and quality of services to be provided by Hyperion were appropriate and that the Fund was likely to benefit from such services under the subadvisory agreement.

Investment Performance of Hyperion. The Board reviewed historical performance information for a composite of accounts managed by Hyperion in a comparable strategy as the Fund. Although past performance is not a guarantee or indication of future results, the Board determined that the Fund and its shareholders were likely to benefit from Hyperion's portfolio management services.

Proposed Subadvisory Fee. The Board considered the subadvisory fee payable by Frontegra to Hyperion with respect to the Fund, noting that the subadvisory fee structure was negotiated at arm's length. The Board considered the fact that Hyperion agreed to share in the fees and expenses related to the organization of the Fund and any expense reimbursements made by Frontegra pursuant to the expense cap/reimbursement agreement, as well as a portion of the payments made by Frontegra to financial intermediaries for sub-transfer agent and other administrative services. The Board determined that the subadvisory fee payable with respect to the Fund was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that, therefore, the overall advisory fee to be paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board reviewed the financial condition of Hyperion and its parent company and determined that Hyperion had sufficient resources to provide the contracted services to the Fund. The Board did not consider the cost of services to be provided by Hyperion or projected profitability information because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Hyperion. The Board considered information presented regarding any benefits to Hyperion from serving as subadviser to the Fund (in addition to the subadvisory fee). The Board considered Hyperion's proposed brokerage and soft dollar policy and soft dollar research benefits Hyperion may realize from its association with the Fund. The Board also noted that Frontier provides consulting and marketing services to Hyperion under a solicitation agreement pursuant to which Hyperion pays solicitation fees to personnel of Frontier. The Board concluded that the benefits to be realized by Hyperion from its relationship to the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the Fund.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser's, subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statements of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. Part F of Form N-PORT is available on the SEC's website at http://www.sec.gov. Part F of Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)   (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 4, 2018.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Not Applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/24/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/24/2022

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	2/24/2022

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